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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 27, 2001



                             CONSECO FINANCE CORP.
                      CONSECO FINANCE SECURIZATIONS CORP.
                      -----------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware            333-92315 and 33-92315-01          41-1807858
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(State or other jurisdiction  (Commission file number)         (IRS employer
    of incorporation)                                       identification No.)


 1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
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                    (Address of principal executive offices)

  Registrant's telephone number, including area code:      (651) 293-3400
                                                           --------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 1.     Changes in Control of Registrant.
            --------------------------------

                    Not applicable.

Item 2.     Acquisition or Disposition of Assets.
            ------------------------------------

                    Not applicable.

Item 3.     Bankruptcy or Receivership.
            -------------------------

                    Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

                    Not applicable.

Item 5.     Other Events.
            ------------

                    Not applicable.

Item 6.     Resignations of Registrant's Directors.
            --------------------------------------

                    Not applicable.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

                  (a)    Financial statements of businesses acquired.

                         Not applicable.

                  (b)    Pro forma financial information.

                         Not applicable.

                  (c)    Exhibits.

                         The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

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          Exhibit No.        Description
          -----------        -----------

                 99.1 Information with respect to certain manufactured housing installment sale contracts and installment loan agreements transferred to the trust formed in connection with $485,000,000 (Approximate) Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2001-2, issued by Conseco Finance Securitizations Corp., as Seller.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONSECO FINANCE SECURITIZATIONS CORP.

                            By: /s/ Phyllis A. Knight
                                ------------------------------------
                                    Phyllis A. Knight
                                    Senior Vice President and Treasurer

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